SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                        ________________________________


                                     FORM 8K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                        ________________________________


                                 Date of Report

                                 MARCH 13, 1998
                        (Date of earliest event reported)



                           BANKATLANTIC BANCORP, INC.
             (Exact name of registrant as specified in its Charter)



       FLORIDA                    34-027228                65-0507804
       -------                    ---------                ----------
    (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of               Number)              Identification No.)
     incorporation or
     organization)

                           1750 EAST SUNRISE BOULEVARD
                         FT. LAUDERDALE, FLORIDA 33304
                         -----------------------------
               (Address of principal executive offices) (Zip Code)


                                 (954) 760-5000
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

                              ITEM 5. OTHER EVENTS



     The Board of Directors of BankAtlantic Bancorp has approved a resolution to repurchase on the open market up to two million shares of the Company's common stock. The Board authorized the repurchase of common stock on a "time-to-time" basis, depending upon market conditions and subject to compliance with applicable securities laws.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKATLANTIC BANCORP, INC.




                                    By: /S/ JASPER R. EANES
                                        -----------------------
                                        JASPER R. EANES
                                        CHIEF FINANCIAL OFFICER